EXHIBIT C

CLASS A CUSIP #00761HAA9
CLASS B CUSIP #00761HAB7
CLASS C CUSIP #00761HAC5



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-B
                         PERIOD ENDING FEBRUARY 28, 2002


The information which is required to be prepared with respect to the Payment Date of March 20, 2002, and with respect to the performance of the Trust during the period of February 1, 2002 through February 28, 2002 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-B Indenture Supplement.


I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

         1.  The amount of distribution in respect to
             principal payment to the Class A Noteholder ..........................                         $               -
                                                                                                            -----------------
         2.  The amount of distribution in respect to principal
             payment to the Class B Noteholder ....................................                         $               -
                                                                                                            -----------------
         3.  The amount of distribution in respect to principal
             payment to the Class C Noteholder ....................................                         $               -
                                                                                                            -----------------
         4.  The amount of distribution in respect to principal
             payment to the Class D Noteholder ....................................                         $               -
                                                                                                            -----------------
II. Information regarding the current monthly interest distribution to the
    Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

         1.  The amount of distribution in respect to the
             Class A Monthly Interest .............................................                         $         1.57111
                                                                                                            -----------------
         2.  The amount of distribution in respect to the
             Class B Monthly Interest .............................................                         $         1.86667
                                                                                                            -----------------
         3.  The amount of distribution in respect to the
             Class C Monthly Interest .............................................                         $         2.41111
                                                                                                            -----------------
         4.  The amount of distribution in respect to the
             Class D Monthly Interest .............................................                         $         3.77222
                                                                                                            -----------------
III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

         1.  The total amount of distribution in respect
             to the Class A Noteholder ............................................                         $         1.57111
                                                                                                            -----------------
         2.  The total amount of distribution in respect
             to the Class B Noteholder ............................................                         $         1.86667
                                                                                                            -----------------
         3.  The total amount of distribution in respect
             to the Class C Noteholder ............................................                         $         2.41111
                                                                                                            -----------------
         4.  The total amount of distribution in respect
             to the Class D Noteholder ............................................                         $         3.77222
                                                                                                            -----------------
IV. Information regarding the performance of the Advanta Business
    Card Master Trust

         1.  The aggregate amount of such Collections with
             respect to Principal Receivables for the Monthly Period
             preceding such Payment Date ..........................................                         $  302,928,172.72
                                                                                                            -----------------
         2.  The aggregate amount of such Collections with respect
             to Finance Charge and Administrative Receivables
             for the Monthly Period preceding such Payment Date ...................                         $   40,158,489.93
                                                                                                            -----------------

         3.  Recoveries for the preceding Monthly Period ..........................                         $    1,140,872.83
                                                                                                            -----------------
         4.  The Defaulted Amount for the preceding Monthly Period ................                         $   16,949,508.58
                                                                                                            -----------------
         5.  The total amount of Principal Receivables in the trust
             at the beginning of the preceding Monthly Period .....................                         $1,909,320,381.11
                                                                                                            -----------------
         6.  The total amount of Principal Receivables in the trust
             as of the last day of the preceding Monthly Period ...................                         $1,941,929,713.74
                                                                                                            -----------------

         7.  The total amount of Finance Charge and Administrative
             Receivables in the Trust as of the last day of the
             preceding Monthly Period .............................................                         $   51,871,527.61
                                                                                                            -----------------
         8.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
             of the preceding Monthly Period ......................................                         $1,586,818,063.00
                                                                                                            -----------------
         9.  The Transferor Interest as of the last day of the
             preceding Monthly Period .............................................                         $  355,111,650.74
                                                                                                            -----------------
         10.  The Transferor Percentage as of the last day of the
              preceding Monthly Period ............................................                                     18.29%
                                                                                                            -----------------
         11.  The Required Transferor Percentage ..................................                                      7.00%
                                                                                                            -----------------
         12.  The monthly principal payment rate for the
              preceding Monthly Period ............................................                                    15.866%
                                                                                                            -----------------
         13.  The balance in the Excess Funding Account as of the
              last day of the preceding  Monthly Period ...........................                         $               -
                                                                                                            -----------------
         14.  The aggregate outstanding balance of the Accounts
              which were delinquent as of the close of business on
              the last day of the Monthly Period preceding such
              Payment Date:

                                                                  Percentage        Aggregate
                                                                   of Total          Account
                                                                  Receivables        Balance
                 (a) Delinquent between 30 days and 59 days          2.329%      $ 46,438,783.61
                 (b) Delinquent between 60 days and 89 days          1.611%      $ 32,111,063.42
                 (c) Delinquent between 90 days and 119 days         1.254%      $ 25,001,431.95
                 (d) Delinquent between 120 days and 149 days        1.100%      $ 21,930,374.85
                 (e) Delinquent between 150 days and 179 days        0.999%      $ 19,917,985.55
                 (f) Delinquent 180 days or greater                  0.017%      $    340,343.15
                                                                     -----       ---------------
                 (e) Aggregate                                       7.310%      $145,739,982.53
                                                                     =====       ===============

V.  Information regarding Series 2000-B

         1.  The amount of Principal Receivables in the Trust
             represented by the Invested Amount of Series 2000-B as of
             the last day of the related Monthly Period ...........................                         $  600,000,000.00
                                                                                                            -----------------
         2.  The amount of Principal Receivables in the Trust
             represented by the Adjusted Invested Amount of Series 2000-B
             on the last day of the related Monthly Period ........................                         $  600,000,000.00
                                                                                                            -----------------
                                                                                        NOTE FACTORS

         3.  The amount of Principal Receivables in the Trust
             represented by the Class A Note Principal Balance on
             the last day of the related Monthly Period ...........................       1.0000            $  480,000,000.00
                                                                                                            -----------------
         4.  The amount of Principal Receivables in the Trust
             represented by the Class B Note Principal Balance on
             the last day of the related Monthly Period ...........................       1.0000            $   57,000,000.00
                                                                                                            -----------------
         5.  The amount of Principal Receivables in the Trust
             represented by the Class C Note Principal Balance on
             the last day of the related Monthly Period ...........................       1.0000            $   42,000,000.00
                                                                                                            -----------------
         6.  The amount of Principal Receivables in the trust
             represented by the Class D Note Principal Balance
             on the last day of the related Monthly Period ........................       1.0000            $   21,000,000.00
                                                                                                            -----------------
         7.  The Floating Investor Percentage with respect to the period:

         February 1, 2002 through February 19, 2002 ...............................                                31.4247942%
                                                                                                            -----------------
         February 20, 2002 through February 28, 2002 ..............................                                31.0566464%
                                                                                                            -----------------

         8.  The Fixed Investor Percentage with respect to the period:

         February 1, 2002 through February 19, 2002 ...............................                                 N/A
                                                                                                            -----------------
         February 20, 2002 through February 28, 2002 ..............................                                 N/A
                                                                                                            -----------------

         9. The amount of Investor Principal Collections applicable
            to Series 2000-B ......................................................                         $   94,830,592.65
                                                                                                            -----------------
         10a. The amount of Available Finance Charge Collections
              on deposit in the Collection Account on
              the related Payment Date ............................................                         $   10,229,592.73
                                                                                                            -----------------
         10b. The amount of Available Finance Charge Collections
              not on deposit in the Collection Account on the related
              Payment Date pursuant to Section 8.04(a) of the Master Indenture ....                         $    2,359,595.57
                                                                                                            -----------------

         11.  The Investor Default Amount for the related Monthly Period ..........                         $    5,302,270.13
                                                                                                            -----------------
         12.  The Monthly Servicing Fee for the related Monthly Period ............                         $    1,000,000.00
                                                                                                            -----------------
         13.  Trust yields for the related Monthly Period

                 a. The cash yield for the related Monthly Period .................                                     25.18%
                                                                                                            -----------------
                 b. The default rate for the related Monthly Period ...............                                     10.60%
                                                                                                            -----------------
                 c. The Net Portfolio Yield for the related Monthly Period ........                                     14.58%
                                                                                                            -----------------
                 d. The Base Rate for the related Monthly Period ..................                                      4.08%
                                                                                                            -----------------
                 e. The Excess Spread Percentage for the related Monthly Period ...                                     10.50%
                                                                                                            -----------------
                 f. The Quarterly Excess Spread Percentage for the
                    related Monthly Period ........................................                                     11.72%
                                                                                                            -----------------

                       I) Excess Spread Percentage related to                             Feb-02                       10.50%
                                                                                                            -----------------
                       ii) Excess Spread Percentage related to                            Jan-02                       13.00%
                                                                                                            -----------------
                       iii) Excess Spread Percentage related to                           Dec-01                       11.67%
                                                                                                            -----------------
         14.  Floating Rate Determinations:

            LIBOR for the Interest Period from February 20 through and
            including March 19, 2002 ..............................................                                   1.85000%
                                                                                                            -----------------

         15.  Principal Funding Account

                 a.  The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration
                     deposits and withdraws for the related Payment Date) .........                         $               -
                                                                                                            -----------------
                 b.  The Accumulation Shortfall with respect to the related
                     Monthly Period ...............................................                         $               -
                                                                                                            -----------------
                 c.  The Principal Funding Investment Proceeds deposited in the
                     Collection Account to be treated as Available Finance Charge
                     Collections ..................................................                         $               -
                                                                                                            -----------------
         16.  Reserve Account

                 a.  The amount on deposit in the Reserve Account on the
                     related Payment Date (after taking into consideration
                     deposits and withdraws for the related Payment Date) .........                         $               -
                                                                                                            -----------------
                 b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as
                     Available Finance Charge Collections .........................                         $               -
                                                                                                            -----------------
                 c.  Interest earnings on the Reserve Account deposited
                     into the Collection Account to be treated as Available
                     Finance Charge Collections ...................................                         $               -
                                                                                                            -----------------
         17.  Cash Collateral Account

                 a.  The Required Cash Collateral Account Amount on the
                     related Payment Date .........................................                         $   10,500,000.00
                                                                                                            -----------------
                 b.  The Available Cash Collateral Account Amount on the
                     related Payment Date .........................................                         $   10,500,000.00
                                                                                                            -----------------
         18.  Investor Charge-Offs

                 a.  The aggregate amount of Investor Charge-Offs for the
                     related Monthly Period .......................................                         $               -
                                                                                                            -----------------
                 b.  The aggregate amount of Investor Charge-Offs reimbursed
                     on the Payment Date ..........................................                         $               -
                                                                                                            -----------------
         19.  The Monthly Principal Reallocation Amount for the related
              Monthly Period ......................................................                         $               -
                                                                                                            -----------------


                  Advanta Bank Corp.
                  as Servicer

                  By:    /s/ MICHAEL COCO
                  Name:  Michael Coco

                  Title: Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                         PERIOD ENDING FEBRUARY 28, 2002


The information which is required to be prepared with respect to the Payment Date of March 20, 2002, and with respect to the performance of the Trust during the period of February 1, 2002 through February 28, 2002 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.


I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

         1.  The amount of distribution in respect to principal
             payment to the Class A Noteholder                                                               $              -
                                                                                                            -----------------
         2.  The amount of distribution in respect to principal
             payment to the Class B Noteholder                                                               $              -
                                                                                                            -----------------
         3.  The amount of distribution in respect to principal
             payment to the Class C Noteholder                                                               $              -
                                                                                                            -----------------
         4.  The amount of distribution in respect to principal
             payment to the Class D Noteholder                                                               $              -
                                                                                                            -----------------
II. Information regarding the current monthly interest distribution to the
    Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

         1.  The amount of distribution in respect to the
             Class A Monthly Interest                                                                       $         1.63333
                                                                                                            -----------------
         2.  The amount of distribution in respect to the
             Class B Monthly Interest                                                                       $         1.98333
                                                                                                            -----------------
         3.  The amount of distribution in respect to the
             Class C Monthly Interest                                                                       $         2.56667
                                                                                                            -----------------
         4.  The amount of distribution in respect to the
             Class D Monthly Interest                                                                       $         4.55000
                                                                                                            -----------------
III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

         1.  The total amount of distribution in respect to the
             Class A Noteholder                                                                             $         1.63333
                                                                                                            -----------------
         2.  The total amount of distribution in respect to the
             Class B Noteholder                                                                             $         1.98333
                                                                                                            -----------------
         3.  The total amount of distribution in respect to the
             Class C Noteholder                                                                             $         2.56667
                                                                                                            -----------------
         4.  The total amount of distribution in respect to the
             Class D Noteholder                                                                             $         4.55000
                                                                                                            -----------------
IV. Information regarding the performance of the Advanta Business Card Master
    Trust

         1.  The aggregate amount of such Collections with respect to
             Principal Receivables for the Monthly Period preceding
             such Payment Date                                                                              $  302,928,172.72
                                                                                                            -----------------
         2.  The aggregate amount of such Collections with respect to
             Finance Charge and Administrative Receivables
             for the Monthly Period preceding such Payment Date                                             $   40,158,489.93
                                                                                                            -----------------
         3.  Recoveries for the preceding Monthly Period                                                    $    1,140,872.83
                                                                                                            -----------------
         4.  The Defaulted Amount for the preceding Monthly Period                                          $   16,949,508.58
                                                                                                            -----------------
         5.  The total amount of Principal Receivables in the trust at
             the beginning of the preceding Monthly Period                                                  $1,909,320,381.11
                                                                                                            -----------------
         6.  The total amount of Principal Receivables in the trust as
             of the last day of the preceding Monthly Period                                                $1,941,929,713.74
                                                                                                            -----------------

         7.  The total amount of Finance Charge and Administrative
             Receivables in the Trust as of the last day of the
             preceding Monthly Period                                                                       $   51,871,527.61
                                                                                                            -----------------
         8.  The aggregated Adjusted Invested Amounts of all Series of
             Notes outstanding as of the last day of the preceding
             Monthly Period                                                                                 $1,586,818,063.00
                                                                                                            -----------------
         9.  The Transferor Interest as of the last day of the
             preceding Monthly Period                                                                       $  355,111,650.74
                                                                                                            -----------------
         10. The Transferor Percentage as of the last day of the
             preceding Monthly Period                                                                                   18.29%
                                                                                                            -----------------
         11. The Required Transferor Percentage                                                                          7.00%
                                                                                                            -----------------
         12. The monthly principal payment rate for the preceding
             Monthly Period                                                                                            15.866%
                                                                                                            -----------------
         13. The balance in the Excess Funding Account as of the
             last day of the preceding  Monthly Period                                                      $               -
                                                                                                            -----------------

         14. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                   Percentage        Aggregate
                                                                    of Total          Account
                                                                  Receivables         Balance
                 (a) Delinquent between 30 days and 59 days          2.329%       $ 46,438,783.61
                 (b) Delinquent between 60 days and 89 days          1.611%       $ 32,111,063.42
                 (c) Delinquent between 90 days and 119 days         1.254%       $ 25,001,431.95
                 (d) Delinquent between 120 days and 149 days        1.100%       $ 21,930,374.85
                 (e) Delinquent between 150 days and 179 days        0.999%       $ 19,917,985.55
                 (f) Delinquent 180 days or greater                  0.017%       $    340,343.15
                                                                     -----        ---------------
                 (e) Aggregate                                       7.310%       $145,739,982.53
                                                                     =====        ===============


V. Information regarding Series 2000-C

         1.  The amount of Principal Receivables in the Trust
             represented by the Invested Amount of Series 2000-C as of
             the last day of the related Monthly Period ...........................                         $  400,000,000.00
                                                                                                            -----------------
         2.  The amount of Principal Receivables in the Trust
             represented by the Adjusted Invested Amount of Series 2000-C
             on the last day of the related Monthly Period ........................                         $ 400,000,000.00
                                                                                                            -----------------
                                                                                        NOTE FACTORS

         3.  The amount of Principal Receivables in the Trust
             represented by the Class A Note Principal Balance on
             the last day of the related Monthly Period ...........................       1.0000            $  320,000,000.00
                                                                                                            -----------------
         4.  The amount of Principal Receivables in the Trust
             represented by the Class B Note Principal Balance on
             the last day of the related Monthly Period ...........................       1.0000            $   38,000,000.00
                                                                                                            -----------------
         5.  The amount of Principal Receivables in the Trust
             represented by the Class C Note Principal Balance on
             the last day of the related Monthly Period ...........................       1.0000            $   28,000,000.00
                                                                                                            -----------------
         6.  The amount of Principal Receivables in the trust
             represented by the Class D Note Principal Balance
             on the last day of the related Monthly Period ........................       1.0000            $   14,000,000.00
                                                                                                            -----------------
         7.  The Floating Investor Percentage with respect to the period:

         February 1, 2002 through February 19, 2002 ...............................                                20.9498628%
                                                                                                            -----------------
         February 20, 2002 through February 28, 2002 ..............................                                20.7044309%
                                                                                                            -----------------
         8.  The Fixed Investor Percentage with respect to the period:

         February 1, 2002 through February 19, 2002 ...............................                                 N/A
                                                                                                            -----------------
         February 20, 2002 through February 28, 2002 ..............................                                 N/A
                                                                                                            -----------------
         9.  The amount of Investor Principal Collections
             applicable to Series 2000-C ..........................................                         $   63,220,395.07
                                                                                                            -----------------
         10a. The amount of Available Finance Charge Collections on
              deposit in the Collection Account on the related Payment Date .......                         $    6,819,728.49
                                                                                                            -----------------
         10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related
              Payment Date pursuant to Section 8.04(a) of the Master Indenture ....                         $    1,573,063.72
                                                                                                            -----------------

         11.  The Investor Default Amount for the related Monthly Period ..........                         $    3,534,846.75
                                                                                                            -----------------

         12.  The Monthly Servicing Fee for the related Monthly Period ............                         $      666,666.67
                                                                                                            -----------------
         13.  Trust yields for the related Monthly Period

                 a. The cash yield for the related Monthly Period .................                                     25.18%
                                                                                                            -----------------
                 b. The default rate for the related Monthly Period ...............                                     10.60%
                                                                                                            -----------------
                 c. The Net Portfolio Yield for the related Monthly Period ........                                     14.58%
                                                                                                            -----------------
                 d. The Base Rate for the related Monthly Period ..................                                      4.20%
                                                                                                            -----------------
                 e. The Excess Spread Percentage for the related
                    Monthly Period ................................................                                     10.38%
                                                                                                            -----------------

                 f. The Quarterly Excess Spread Percentage for the related
                    Monthly Period                                                                                      11.60%
                                                                                                            -----------------
                      I) Excess Spread Percentage related to                              Feb-02                        10.38%
                                                                                                            -----------------
                      ii) Excess Spread Percentage related to                             Jan-02                        12.88%
                                                                                                            -----------------
                      iii) Excess Spread Percentage related to                            Dec-01                        11.53%
                                                                                                            -----------------
         14.  Floating Rate Determinations:

            LIBOR for the Interest Period from February 20 through and
            including March 19, 2002 ..............................................                                   1.85000%
                                                                                                            -----------------
         15.  Principal Funding Account

                 a.  The amount on deposit in the Principal Funding
                     Account on the related Payment Date (after taking
                     into consideration deposits and withdraws for the
                     related Payment Date) ........................................                         $               -
                                                                                                            -----------------
                 b.  The Accumulation Shortfall with respect to the
                     related Monthly Period .......................................                         $               -
                                                                                                            -----------------
                 c.  The Principal Funding Investment Proceeds deposited
                     in the Collection Account to be treated as Available
                     Finance Charge Collections ...................................                         $               -
                                                                                                            -----------------
         16.  Reserve Account

                 a.  The amount on deposit in the Reserve Account
                     on the related Payment Date (after taking into
                     consideration deposits and withdraws for the
                     related Payment Date) ........................................                         $               -
                                                                                                            -----------------
                 b.  The Reserve Draw Amount for the related Monthly
                     Period deposited into the Collection Account
                     to be treated as Available Finance Charge
                     Collections ..................................................                         $               -
                                                                                                            -----------------
                 c.  Interest earnings on the Reserve Account
                     deposited into the Collection Account to
                     be treated as Available Finance Charge Collections ...........                         $               -
                                                                                                            -----------------
         17.  Cash Collateral Account

                 a.  The Required Cash Collateral Account Amount
                     on the related Payment Date ..................................                         $    7,000,000.00
                                                                                                            -----------------
                 b.  The Available Cash Collateral Account Amount
                     on the related Payment Date ..................................                         $    7,000,000.00
                                                                                                            -----------------
         18.  Investor Charge-Offs

                 a.  The aggregate amount of Investor Charge-Offs
                     for the related Monthly Period ...............................                         $               -
                                                                                                            -----------------
                 b.  The aggregate amount of Investor Charge-Offs
                     reimbursed on the Payment Date ...............................                         $               -
                                                                                                            -----------------
         19.  The Monthly Principal Reallocation Amount for the
              related Monthly Period ..............................................                         $               -
                                                                                                            -----------------

                        Advanta Bank Corp.
                        as Servicer

                        By:    /s/ MICHAEL COCO
                        Name:  Michael Coco

                        Title: Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                         PERIOD ENDING FEBRUARY 28, 2002


The information which is required to be prepared with respect to the Payment Date of March 20, 2002, and with respect to the performance of the Trust during the period of February 1, 2002 through February 28, 2002 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

         1.  The amount of distribution in respect to principal
             payment to the Class A Noteholder ....................................                         $               -
                                                                                                            -----------------
         2.  The amount of distribution in respect to principal
             payment to the Class B Noteholder ....................................                         $               -
                                                                                                            -----------------
         3.  The amount of distribution in respect to principal
             payment to the Class C Noteholder ....................................                         $               -
                                                                                                            -----------------
         4.  The amount of distribution in respect to principal
             payment to the Class D Noteholder ....................................                         $               -
                                                                                                            -----------------
II. Information regarding the current monthly interest distribution to the
    Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

         1.  The amount of distribution in respect to the
             Class A Monthly Interest .............................................                         $         1.67222
                                                                                                            -----------------
         2.  The amount of distribution in respect to the
             Class B Monthly Interest .............................................                         $         2.10000
                                                                                                            -----------------
         3.  The amount of distribution in respect to the
             Class C Monthly Interest .............................................                         $         2.64444
                                                                                                            -----------------
         4.  The amount of distribution in respect to the
             Class D Monthly Interest .............................................                         $         5.32778
                                                                                                            -----------------
III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

         1.  The total amount of distribution in respect
             to the Class A Noteholder ............................................                         $         1.67222
                                                                                                            -----------------
         2.  The total amount of distribution in respect
             to the Class B Noteholder ............................................                         $         2.10000
                                                                                                            -----------------
         3.  The total amount of distribution in respect
             to the Class C Noteholder ............................................                         $         2.64444
                                                                                                            -----------------
         4.  The total amount of distribution in respect
             to the Class D Noteholder ............................................                         $         5.32778
                                                                                                            -----------------
IV. Information regarding the performance of the Advanta Business Card Master
    Trust

         1.  The aggregate amount of such Collections with
             respect to Principal Receivables for the Monthly Period
             preceding such Payment Date ..........................................                         $  302,928,172.72
                                                                                                            -----------------
         2.  The aggregate amount of such Collections with
             respect to Finance Charge and Administrative Receivables
             for the Monthly Period preceding such Payment Date ...................                         $   40,158,489.93
                                                                                                            -----------------
         3.  Recoveries for the preceding Monthly Period ..........................                         $    1,140,872.83
                                                                                                            -----------------
         4.  The Defaulted Amount for the preceding Monthly Period ................                         $   16,949,508.58
                                                                                                            -----------------
         5.  The total amount of Principal Receivables in the
             trust at the beginning of the preceding Monthly Period ...............                         $1,909,320,381.11
                                                                                                            -----------------
         6.  The total amount of Principal Receivables in the
             trust as of the last day of the preceding Monthly Period .............                         $1,941,929,713.74
                                                                                                            -----------------
         7.  The total amount of Finance Charge and Administrative
             Receivables in the Trust as of the last day of the
             preceding Monthly Period .............................................                         $   51,871,527.61
                                                                                                            -----------------

         8.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day of the preceding
             Monthly Period .......................................................                         $1,586,818,063.00
                                                                                                            -----------------
         9.  The Transferor Interest as of the last day of the
             preceding Monthly Period .............................................                         $  355,111,650.74
                                                                                                            -----------------
         10. The Transferor Percentage as of the last day of the
             preceding Monthly Period .............................................                                     18.29%
                                                                                                            -----------------
         11. The Required Transferor Percentage ...................................                                      7.00%
                                                                                                            -----------------
         12. The monthly principal payment rate for the preceding
             Monthly Period .......................................................                                    15.866%
                                                                                                            -----------------
         13. The balance in the Excess Funding Account as of the last
             day of the preceding  Monthly Period .................................                         $               -
                                                                                                            -----------------
         14. The aggregate outstanding balance of the Accounts
             which were delinquent as of the close of business on
             the last day of the Monthly Period preceding such
             Payment Date:

                                                                 Percentage          Aggregate
                                                                  of Total            Account
                                                                 Receivables          Balance
                 (a) Delinquent between 30 days and 59 days        2.329%       $ 46,438,783.61
                 (b) Delinquent between 60 days and 89 days        1.611%       $ 32,111,063.42
                 (c) Delinquent between 90 days and 119 days       1.254%       $ 25,001,431.95
                 (d) Delinquent between 120 days and 149 days      1.100%       $ 21,930,374.85
                 (e) Delinquent between 150 days and 179 days      0.999%       $ 19,917,985.55
                 (f) Delinquent 180 days or greater                0.017%       $    340,343.15
                                                                   -----        ---------------
                 (e) Aggregate                                     7.310%       $145,739,982.53
                                                                   =====        ===============

V.  Information regarding Series 2001-A

         1.  The amount of Principal Receivables in the Trust
             represented by the Invested Amount of Series 2001-A as of
             the last day of the related Monthly Period ...........................                         $  300,000,000.00
                                                                                                            -----------------
         2.  The amount of Principal Receivables in the Trust
             represented by the Adjusted Invested Amount of
             Series 2001-A on the last day of the related Monthly Period ..........                         $  300,000,000.00
                                                                                                            -----------------
                                                                                         NOTE FACTORS

         3.  The amount of Principal Receivables in the Trust
             represented by the Class A Note Principal Balance on
             the last day of the related Monthly Period ...........................        1.0000           $  240,000,000.00
                                                                                                            -----------------
         4.  The amount of Principal Receivables in the Trust
             represented by the Class B Note Principal Balance on
             the last day of the related Monthly Period ...........................        1.0000           $   28,500,000.00
                                                                                                            -----------------
         5.  The amount of Principal Receivables in the Trust
             represented by the Class C Note Principal Balance on
             the last day of the related Monthly Period ...........................        1.0000           $   21,000,000.00
                                                                                                            -----------------
         6.  The amount of Principal Receivables in the trust
             represented by the Class D Note Principal Balance
             on the last day of the related Monthly Period ........................        1.0000           $   10,500,000.00
                                                                                                            -----------------
         7.  The Floating Investor Percentage with respect to the period:

         February 1, 2002 through February 19, 2002 ...............................                                15.7123971%
                                                                                                            -----------------
         February 20, 2002 through February 28, 2002 ..............................                                15.5283232%
                                                                                                            -----------------

         8.  The Fixed Investor Percentage with respect to the period:

         February 1, 2002 through February 19, 2002 ...............................                                   N/A
                                                                                                            -----------------
         February 20, 2002 through February 28, 2002 ..............................                                   N/A
                                                                                                            -----------------
         9.  The amount of Investor Principal Collections
             applicable to Series 2001-A ..........................................                         $   47,415,296.33
                                                                                                            -----------------
         10a. The amount of Available Finance Charge Collections
              on deposit in the Collection Account on
              the related Payment Date ............................................                         $    5,114,796.36
                                                                                                            -----------------
         10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on
              the related Payment Date pursuant to
              Section 8.04(a) of the Master Indenture .............................                         $    1,179,797.79
                                                                                                            -----------------
         11.  The Investor Default Amount for the related Monthly Period ..........                         $    2,651,135.06
                                                                                                            -----------------
         12.  The Monthly Servicing Fee for the related Monthly Period ............                         $      500,000.00
                                                                                                            -----------------

         13.  Trust yields for the related Monthly Period

                 a. The cash yield for the related Monthly Period .................                                     25.18%
                                                                                                            -----------------
                 b. The default rate for the related Monthly Period ...............                                     10.60%
                                                                                                            -----------------
                 c. The Net Portfolio Yield for the related Monthly Period ........                                     14.58%
                                                                                                            -----------------
                 d. The Base Rate for the related Monthly Period ..................                                      4.29%
                                                                                                            -----------------
                 e. The Excess Spread Percentage for the related
                    Monthly Period ................................................                                     10.29%
                                                                                                            -----------------
                 f. The Quarterly Excess Spread Percentage for the
                    related Monthly Period                                                                              11.50%
                                                                                                            -----------------

                       I) Excess Spread Percentage related to                              Feb-02                       10.29%

                       ii) Excess Spread Percentage related to                             Jan-02                       12.79%

                       iii) Excess Spread Percentage related to                            Dec-01                       11.42%

         14.  Floating Rate Determinations:

            LIBOR for the Interest Period from February 20
            through and including March 19, 2002 ..................................                                   1.85000%
                                                                                                            -----------------
         15.  Principal Funding Account

                 a.  The amount on deposit in the Principal Funding
                     Account on the related  Payment Date (after taking
                     into consideration deposits and withdraws for the
                     related Payment Date) ........................................                         $               -
                                                                                                            -----------------
                 b.  The Accumulation Shortfall with respect to the
                     related Monthly Period .......................................                         $               -
                                                                                                            -----------------
                 c.  The Principal Funding Investment Proceeds deposited
                     in the Collection Account to be treated as Available
                     Finance Charge Collections ...................................                         $               -
                                                                                                            -----------------
         16.  Reserve Account

                 a.  The amount on deposit in the Reserve Account
                     on the related Payment Date (after taking into
                     consideration deposits and withdraws for the
                     related Payment Date) ........................................                         $               -
                                                                                                            -----------------
                 b.  The Reserve Draw Amount for the related
                     Monthly Period deposited  into the Collection
                     Account to be treated as Available Finance Charge
                     Collections ..................................................                         $               -
                                                                                                            -----------------
                 c.  Interest earnings on the Reserve Account
                     deposited into the Collection  Account to be
                     treated as Available Finance Charge Collections ..............                         $               -
                                                                                                            -----------------
         17.  Cash Collateral Account

                 a.  The Required Cash Collateral Account Amount
                     on the related Payment Date ..................................                         $    5,250,000.00
                                                                                                            -----------------
                 b.  The Available Cash Collateral Account Amount
                     on the related Payment Date ..................................                         $    5,250,000.00
                                                                                                            -----------------
         18.  Investor Charge-Offs

                 a.  The aggregate amount of Investor Charge-Offs
                     for the related Monthly Period ...............................                         $               -
                                                                                                            -----------------
                 b.  The aggregate amount of Investor Charge-Offs
                     reimbursed on the Payment Date ...............................                         $               -
                                                                                                            -----------------
         19.  The Monthly Principal Reallocation Amount for the
              related Monthly Period ..............................................                         $               -
                                                                                                            -----------------

                       Advanta Bank Corp.
                       as Servicer

                       By:    /s/ MICHAEL COCO
                       Name:  Michael Coco

                       Title: Vice President - Structured Finance